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                               POWER OF ATTORNEY

     We, the undersigned Trustees and/or officers of Schroder Capital Funds (Delaware), hereby severally constitute and appoint Catherine A. Mazza, Carin F. Muhlbaum and Alan M. Mandel as his or her true and lawful attorneys, with full power to each of them individually, to sign for us, and in our name and in the capacities indicated below, the Registration Statement of Schroder Capital Funds (Delaware) on Form N-14 relating to the proposed merger of the Schroder Ultra Fund series with and into the Schroder U.S. Opportunities Fund series (the "Registration Statement"), and any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as said attorney might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.


Name                         Capacity                                Date
----                         --------                                ----

/s/ DAVID N. DINKINS         Trustee                            February 6, 2003
--------------------
David N. Dinkins


/s/ PETER E. GUERNSEY        Trustee                            February 6, 2003
---------------------
Peter E. Guernsey


/s/ JOHN I. HOWELL           Trustee                            February 6, 2003
------------------
John I. Howell


/s/ PETER S. KNIGHT          Trustee                            February 6, 2003
-------------------
Peter S. Knight


/s/ CATHERINE A. MAZZA       Trustee and President              February 6, 2003
----------------------
Catherine A. Mazza


/s/ WILLIAM L. MEANS         Trustee                            February 6, 2003
--------------------
William L. Means


/s/ CLARENCE F. MICHALIS      Trustee                           February 6, 2003
------------------------
Clarence F. Michalis


/s/ HERMANN C. SCHWAB        Trustee                            February 6, 2003
---------------------
Hermann C. Schwab


/s/ ALAN M. MANDEL           Treasurer and Chief                February 6, 2003
------------------           Accounting and
Alan M. Mandel               Financial Officer